Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill [Abstract]
Goodwil

11.            Goodwill

As at December 31	2012	2011

Canada	$1,252	$1,225
United States	473	473
	$1,725	$1,698

There have been no additions or dispositions of goodwill during 2012 or 2011 and the Company has not recognized any previous goodwill impairments.  The change in the Canada goodwill balance between December 31, 2012 and December 31, 2011 reflects movements due to foreign currency translation.

Goodwill was assessed for impairment as at December 31, 2012 and December 31, 2011.  The fair values of the Canada and United States reporting units were determined to be greater than the respective carrying values of the reporting units.  Accordingly, no goodwill impairments were recognized.